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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 6, 2001

                                  Applix, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

       0-25040                                          04-2781676
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(Commission File Number)                   (I.R.S. Employer Identification No.)

112 Turnpike Road, Westboro, Massachusetts                     01581
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (508) 870-0300
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           Upon the recommendation of the Audit Committee of Applix, Inc. (the "Company"), on April 6, 2001, the Board of Directors of the Company decided to change the principal accountants for the Company from PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to Ernst & Young LLP ("Ernst & Young").

           During the Company's two most recently completed fiscal years and the subsequent interim period preceding the decision to change principal accountants, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreement in connection with its report. PricewaterhouseCoopers' reports on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recently completed fiscal years and the subsequent interim period preceding the decision to change principal accountants, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

           The Company requested PricewaterhouseCoopers to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated April 11, 2001 is filed as Exhibit 16.1 to this Form 8-K.

           The Company engaged Ernst & Young as the Company's principal accountants effective as of April 6, 2001. During the Company's two most recent fiscal years and the subsequent interim period prior to engaging Ernst & Young, neither the Company nor anyone on its behalf consulted with Ernst & Young regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by Ernst & Young that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             APPLIX, INC.



Date: April 13, 2001                 By:     /s/ Edward Terino
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                                             Edward Terino
                                             Senior Vice President, Finance and
                                             Chief Financial Officer

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                                  Exhibit Index

No.                  Description

16.1 Letter to the Registrant from PricewaterhouseCoopers LLP dated April 11, 2001 regarding change in Certifying Accountant

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